UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  August 28, 2000
                Date of Report (Date of earliest event reported)


                     MID-AMERICA APARTMENT COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)



        TENNESSEE                   1-12762                 62-1543819
        ---------                   -------                 ----------
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                      Identification Number)




                          6584 POPLAR AVENUE, SUITE 340
                            MEMPHIS, TENNESSEE 38138
                    (Address of principal executive offices)



                                 (901) 682-6600
               Registrant's telephone number, including area code





             (Former name or address, if changed since last report)

Item 5.  Other events.
----------------------

Following notification of the New York Stock Exchange, the following press release was announced on August 28, 2000:


MEMPHIS, TN. MID-AMERICA APARTMENT COMMUNITIES (NYSE:MAA) announced today that it has fixed the rate on $65 million of debt and executed a swap for a further $25 million, effectively reducing the amount of conventional floating rate debt outstanding to 12% of its total debt.

In the first transaction, MAA fixed the rate of $65 million of its Fannie Mae credit facility at 7.71% for 9 years. Prudential Mortgage Capital is the Fannie Mae DUS lender.

In the second transaction, MAC swapped $25 million of its floating rate debt that is currently priced at 67 bp over 3 -month Libor. This effectively locks the rate on this debt at 7.45% for the next five years through a hedged transaction. AmSouth Bank executed the swap with Mid-America, bringing MAA's total variable-rate debt swapped with AmSouth to $50 million.

Simon Wadsworth, CFO, said "we are very gratified that we were able to fix these interest rates at more favorable pricing than has existed for some time. We locked the rate on about twice as much debt as we originally planned, as interest rates are more attractive than we anticipated. The transaction slightly reduces our anticipated interest expense for the 4th quarter and next year while simultaneously reducing our exposure to future rate increases. Any additional short term rate increases will now cost us just over 1 cent/share/year for each 25 bp increase."

He added "we have one loan maturity in mid-2001, about 5% of our total debt outstanding, and if current rates hold we will be able to refinance this at significant savings over its present rate."

MAA is a self-administered, self-managed apartment-only real estate investment trust which owns or has ownership interest in 34,506 apartment units throughout the southeastern and midwest U.S. and in Texas, including 915 units in the development pipeline. For further details, please refer to our website at www.maac.net or contact Simon R. C. Wadsworth at (901) 682-6668, ext. 104. 6584 Poplar Ave., suite 340, Memphis, TN 38138.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Such statements include, but are not limited to, statements made about anticipated acquisition and development of apartment units, divesting and joint venture transactions, and anticipated opportunities to improve occupancy and rental rates for apartment units. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including a downturn in general economic conditions or the capital markets, competitive factors, increases in interest rates and the other general risks inherent in the apartment and real estate businesses. Reference is hereby made to the filings of Mid-America Apartment Communities, Inc. with the Securities and Exchange Commission, including quarterly reports on Form 10-Q, reports on Form 8-K and its annual report on Form 10-K, particularly including the risk factors contained in the latter filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         MID-AMERICA APARTMENT COMMUNITIES, INC.



Date:  August 28, 2000                              /s/ Simon R.C. Wadsworth
      -----------------                        ---------------------------------
                                                   Simon R.C. Wadsworth
                                                   Executive Vice President
                                                   (Principal Financial and
                                                    Accounting Officer)